VANGUARD
INSTITUTIONAL INDEX
FUND

Semiannual Report - June 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

           We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

           But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

           They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                                [PHOTO]
JOHN C. BOGLE                          JOHN J. BRENNAN
SENIOR CHAIRMAN                        CHAIRMAN & CEO

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ..........    1

THE MARKETS IN PERSPECTIVE .............    3

PERFORMANCE SUMMARIES ..................    5

PORTFOLIO PROFILES .....................    7

FINANCIAL STATEMENTS ...................    9

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,

The U.S. stock market rocketed to new highs during the first six months of 1998, and Vanguard Institutional Index Fund was again among the leaders on the remarkable climb.

           During the half-year ended June 30, our fund earned a total return of +17.7%, exactly matching the return of its target benchmark, the Standard & Poor's 500 Composite Stock Price Index, and topping the performance of more than 80% of all general equity mutual funds.

           The following table compares Vanguard Institutional Index Fund's six-month total return (capital change plus reinvested dividends) with those of the average general equity fund and the S&P 500 Index. Our fund's return is based on an increase in net asset value from $89.56 per share on December 31, 1997, to $104.62 per share on June 30, 1998, with the latter figure adjusted for dividends totaling $0.60 per share paid from net investment income and distributions totaling $0.205 per share paid from net realized capital gains.

--------------------------------------------------------------------
                                                     TOTAL RETURNS
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 1998
--------------------------------------------------------------------
Vanguard Institutional Index Fund                        +17.7%
Average General Equity Fund                              +11.8
S&P 500 Index                                            +17.7
--------------------------------------------------------------------
Institutional Plus Shares                                +17.8%
--------------------------------------------------------------------


           Our Institutional Plus Shares, which are available for a minimum investment of $200 million, eked out a small advantage over the S&P 500 Index, earning +17.8%. The total return of these shares is based on an increase in net asset value from $89.56 per share on December 31, 1997, to $104.62 per share on June 30, 1998, with the latter figure adjusted for dividends totaling $0.615 per share paid from net investment income and distributions totaling $0.205 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy grew vigorously, inflation was subdued, and interest rates declined during the first half of 1998. Consumers, heartened by high employment and rising wages, spent freely, providing the economy's propellant. Strength in consumer spending was more than enough to offset the negative effects of Asia's severe economic slump.

           Asia's troubles, which have lowered the prices of imported goods in the United States, were partly responsible for the benign behavior of inflation--consumer prices rose only 1.1% for the six months and 1.7% for the twelve months ended June 30. Low inflation was especially soothing to the bond market, where prices rose and interest rates declined; the yield on the benchmark 30-year U.S. Treasury bond was 5.63% on June 30, down 29 basis points (0.29 percentage point) from its yield at the start of the year, reflected in a price increase of about 3%.

           The stock market's rise during the six months, however impressive, was not straight up. Jitters over Asia prompted an across-the-board decline during April and May and resulted in a 10% "correction" in some small-stock indexes. The S&P 500 Index's decline of -1.7% in May broke a string of six straight monthly gains. However, the Index bounced back strongly in June, posting a +4.1% advance.

           As has been the case for a good portion of the current bull run in stocks, bigger was better during the half-year and "big growth" was better still. The S&P 500 Index's advance was once again led by a relatively narrow segment of blue-chip growth companies. More than half of the Index's remarkable +17.7% return during the period was accounted for by fewer than 20 giant stocks. Notably, the Index's second-largest holding, Microsoft, was up 68% in the first half, Wal-Mart (seventh-largest in the Index) climbed 54%, and Lucent (twelfth-largest) was up 108%. Those three issues alone accounted for nearly one-fourth of the S&P 500 Index's gain during the half-year. Stocks of large-cap growth companies set a blistering pace of +23.1% during the six months, nearly 6 percentage points higher than the S&P 500 Index's return and almost double the +12.1% return of their value counterparts. Returns on these two groups have been similar over long periods but often diverge--sometimes sharply--over short periods.

           As a group, technology stocks led the S&P 500 pack during the six months with a +32.7% gain, while stocks in the health-care, consumer discretionary, and auto & transportation sectors earned returns of more than +24% for the half-year.

           Beyond the S&P 500, the rest of the U.S. stock market (as represented by the Wilshire 4500 Equity Index) returned +9.4%.

           While Vanguard Institutional Index Fund's absolute performance was outstanding--its +17.7% return was more than 11/2 times the historical annual average for stocks--its relative performance was even more impressive. The fund's margin of superiority over the average equity fund, which typically has a higher stake in smaller stocks, was nearly 6 percentage points.

           Of course, our extremely low expenses provide a big head start. Our annual operating expenses were equal to 0.06% of average net assets for Vanguard Institutional Index Fund and 0.025% for the Institutional Plus Shares, while the average general equity mutual fund has an annual expense ratio of 1.45%.

IN SUMMARY

The rewards of investing in the stock market have been amply demonstrated during the bull market that began nearly 16 years ago. The risks, meanwhile, seem to have come in brief bursts.

           For those who believe that such outsized gains will continue indefinitely, we assure you they will not. Stocks will not continue to pack the historical equivalent of more than 18 months' worth of returns into six months. And not all future market declines will be short-lived. Prolonged declines have occurred in the past and almost surely will recur in the future. That is the nature of the stock market.

           Because such turnabouts are difficult--if not impossible--to predict, we recommend a sensible course that allows investors to participate in the stock market's rewards without shouldering all of its considerable risk: holding a balanced portfolio of stock funds, bond funds, and money market funds. Such a portfolio is a time-tested vehicle for reaping the rewards of financial markets as well as for "staying the course" toward your long-term objectives.

           We look forward to reporting to you on the full 1998 fiscal year in our annual report six months hence.

/s/ JOHN C. BOGLE                                /s/JOHN J. BRENNAN

John C. Bogle                                    John J. Brennan
Senior Chairman                                  Chairman and
                                                 Chief Executive Officer
July 17, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended June 30, 1998

Blue skies predominated for U.S. financial markets during the first six months of 1998, and even the occasional clouds had silver linings. The bond market provided solid returns during the half-year, while the stock market's performance was extraordinarily strong.

           After expanding at a 5.4% annual pace during the first quarter, the U.S. economy kept steaming along through June, fueled by powerful increases in household spending. Consumers had reason to be upbeat: plentiful jobs (unemployment fell to 4.3% of the workforce in May); rising wages (personal income in May was 5.9% higher than in May 1997); and tame inflation (consumer prices in June were up only 1.7% from a year before).

           The economic push provided by consumers more than compensated for the drag caused by Asia's severe economic problems. Weakening currencies and business slowdowns in Asia cut into U.S. exports and lowered the cost of Asian imports, causing the U.S. trade deficit to hit record levels. Ominously, Asia's problems appear to be more serious and enduring than many economists expected. Yet for Americans this "Asian contagion" has a bright side: It serves as an escape valve for the inflationary pressures that ordinarily would be expected to build up with the U.S. economy humming along at high speed.

-----------------------------------------------------------------------------------------------
                                                                     TOTAL RETURNS
                                                              PERIODS ENDED JUNE 30, 1998
                                                      -----------------------------------------
                                                      6 MONTHS          1 YEAR         5 YEARS*
-----------------------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                                       17.7%           30.2%            23.1%
    Russell 2000 Index                                   4.9            16.5             16.0
    MSCI EAFE Index                                     16.1             6.4             10.3
-----------------------------------------------------------------------------------------------
FIXED-INCOME
    Lehman Aggregate Bond Index                          3.9%           10.5%             6.9%
    Lehman 10-Year Municipal Bond Index                  2.6             8.5              6.6
    Salomon Brothers Three-Month
       U.S. Treasury Bill Index                          2.6             5.3              4.9
-----------------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                                 1.1%            1.7%             2.5%
-------------------------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

The mixture of robust economic growth and anemic inflation was a tonic for the U.S. stock market. Although prices generally rose, there were striking disparities in returns between large-capitalization and small-cap stocks and between growth and value stocks. The large-cap-dominated S&P 500 earned 17.7% during the six months, nearly double the 9.4% return on the rest of the market (as measured by the Wilshire 4500 Index) and more than triple the 4.9% return on the small-cap Russell 2000 Index. Within the S&P 500 Index, growth stocks were up 23.1%, while value stocks rose 12.1%.

           A decline in interest rates contributed to the stock market's rise, as falling rates on bonds tend to make equities more attractive and to boost the price investors will pay for each dollar of a stock's earnings or dividends. Yet growth in earnings and dividends--the long-term underpinning of stock prices--was unimpressive during the first half of 1998.

           Corporate earnings estimates were reduced in June, the tenth consecutive month in which securities analysts have cut their earnings estimates, according to I/B/E/S International, a financial research group. Earnings by the S&P 500 companies were expected to rise by only about 2% for the first half of 1998, I/B/E/S reported. With gains in prices outstripping increases in earnings and dividends, stock valuations are at or near all-time highs, an indication that investors expect ideal conditions to continue.

           Technology stocks were the best-performing sector during the first half of 1998, generating a 32.7% return. Three other sectors of the stock market--health care, consumer discretionary stocks such as retailers, and auto & transportation--each provided returns of about 25% for the six months. Companies involved in energy, chemicals, or other commodity-based businesses were generally laggards. Prices of many commodities have declined as Asia's economic funk cuts demand for energy and other industrial materials in the face of plentiful supplies.

U.S. FIXED-INCOME MARKETS

Investors in fixed-income securities enjoyed a moderate rise in the market value of their holdings because of declining interest rates. This price appreciation, added to coupon interest income, resulted in solid total returns. The 3.9% total return of the Lehman Aggregate Bond Index during the half-year brought its return for the 12 months ended June 30 to 10.5%, or a very generous 8.8% after adjustment for inflation.

           Yields on 10-year and 30-year U.S. Treasury bonds declined by 29 basis points (0.29 percentage point) to 5.45% and 5.63%, respectively, during the first half of 1998, with most of the drop occurring during the second quarter. The yield on 3-month Treasury bills declined 36 basis points to 4.99%. Mild inflation--consumer prices were up 1.1% for the half-year--enabled rates to decline despite the economy's strong growth.

           Yields on corporate and municipal bonds did not decline as far as those on Treasury securities because of a large increase in the supply of new bonds issued by companies and municipalities taking advantage of lower rates to refinance old debt. Similarly, mortgage-backed securities did not match Treasuries' performance because of expectations that large numbers of homeowners would pay off old, higher-coupon mortgage loans and refinance with new, lower-rate loans.

INTERNATIONAL EQUITY MARKETS

Stock markets in Europe soared while those in Asia and most emerging economies suffered steep declines in U.S.-dollar terms. The 16.1% overall return from international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index, masked the divergence between Europe and other regions.

           Europe's markets were up 27.1% when measured in local currencies and 26.5% in U.S. dollars, after adjusting for a slight overall rise in the dollar's value. Stocks benefited from an upswing in most European economies, from signs that corporate managers are increasingly focused on shareholder value, and from optimism concerning next year's planned adoption of the euro as a single European currency.

           In the Pacific, which is dominated by Japan's stock market, stocks were buffeted by several problems: slowing growth in economic activity; continued instability in currencies; political upheavals; and widespread worries about corporate and banking insolvencies. On balance, the region's stocks fell 6.0% in U.S.-dollar terms. Japanese stocks were down 2.5%, but losses were more severe in the region's smaller markets.

           Emerging markets were, on balance, down sharply. Asian stock markets were hurt by continued weakness in the currency values of several countries, by Japan's recession, and by a growing conviction that the region's economic troubles are far from transitory. Venezuela and Mexico, both key oil-producing nations, were hard hit by falling oil prices.

PERFORMANCE SUMMARY
Institutional Index Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JULY 31, 1990-JUNE 30, 1998
------------------------------------------------------------------------
                      INSTITUTIONAL INDEX FUND               S&P 500
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
YEAR             RETURN        RETURN        RETURN          RETURN
------------------------------------------------------------------------
1990              -7.3%          1.6%         -5.7%           -5.7%
1991              26.4           3.9          30.3            30.5
1992               4.5           3.0           7.5             7.6
1993               7.1           2.9          10.0            10.1
1994              -1.5           2.8           1.3             1.3
1995              34.4           3.2          37.6            37.6
1996              20.6           2.5          23.1            23.0
1997              31.2           2.2          33.4            33.4
1998*             17.1           0.6          17.7            17.7
------------------------------------------------------------------------

*Six months ended June 30, 1998.

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998
-------------------------------------------------------------------------------------------------------------------------
                                                                                              SINCE INCEPTION
                                   INCEPTION                                        -------------------------------------
                                     DATE           1 YEAR         5 YEARS          CAPITAL        INCOME         TOTAL
-------------------------------------------------------------------------------------------------------------------------
Institutional Index Fund           7/31/1990        30.20%         23.10%           15.90%          2.92%         18.82%
-------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
Institutional Index Fund-Institutional Plus Shares

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JULY 7, 1997-JUNE 30, 1998
---------------------------------------------------------------------
                      INSTITUTIONAL INDEX FUND-
                      INSTITUTIONAL PLUS SHARES              S&P 500
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
PERIOD           RETURN        RETURN        RETURN          RETURN
---------------------------------------------------------------------
1997               6.2%         1.1%          7.3%            7.3%
1998*             17.1          0.7          17.8            17.7
---------------------------------------------------------------------

*Six months ended June 30, 1998.

See Financial Highlights table on page 18 for dividend and capital gains information since the fund's inception.

TOTAL RETURN: PERIOD ENDED JUNE 30, 1998
--------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE INCEPTION
                                                           INCEPTION         ---------------------------------------
                                                             DATE            CAPITAL        INCOME         TOTAL
--------------------------------------------------------------------------------------------------------------------
Institutional Index Fund-Institutional Plus Shares         7/7/1997           24.35%         1.98%         26.33%
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Institutional Index Fund

This Profile provides a snapshot of the fund's characteristics as of June 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 8.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                      INSTITUTIONAL
                                              INDEX            S&P 500
----------------------------------------------------------------------
Number of Stocks                                515                500
Median Market Cap                            $50.0B             $50.0B
Price/Earnings Ratio                          24.8x              24.8x
Price/Book Ratio                               4.5x               4.5x
Yield                                          1.4%               1.4%
Yield--Institutional
   Plus Shares                                 1.5%               1.4%
Return on Equity                              21.6%              21.6%
Earnings Growth Rate                          16.4%              16.4%
Foreign Holdings                               1.7%               1.7%
Turnover Rate                                  14%*                 --
Expense Ratio                                0.06%*                 --
Expense Ratio--
   Institutional Plus Shares                0.025%*                 --
Cash Reserves                                  0.0%                 --

*Annualized.

INVESTMENT FOCUS
------------------
[GRAPH]

VOLATILITY MEASURES
---------------------------------------------------
                   INSTITUTIONAL
                           INDEX            S&P 500
---------------------------------------------------
R-Squared                   1.00               1.00
Beta                        1.00               1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------
General Electric Co.                      3.3%
Microsoft Corp.                           3.0
The Coca-Cola Co.                         2.3
Exxon Corp.                               1.9
Merck & Co., Inc.                         1.8
Pfizer, Inc.                              1.6
Wal-Mart Stores, Inc.                     1.5
Intel Corp.                               1.4
Procter & Gamble Co.                      1.4
Royal Dutch Petroleum Co. ADR             1.3
----------------------------------------------
Top Ten                                  19.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------
                                          JUNE 30, 1997                   JUNE 30, 1998
                                       --------------------------------------------------------
                                        INSTITUTIONAL        INSTITUTIONAL
                                            INDEX                INDEX                S&P 500
                                       --------------------------------------------------------
Auto & Transportation                        3.5%                  3.3%                  3.3%
Consumer Discretionary                       9.3                  10.2                  10.2
Consumer Staples                            12.0                  10.7                  10.7
Financial Services                          16.2                  18.5                  18.5
Health Care                                 11.4                  12.1                  12.1
Integrated Oils                              7.8                   6.5                   6.5
Other Energy                                 1.2                   1.0                   1.0
Materials & Processing                       6.9                   5.3                   5.2
Producer Durables                            4.7                   3.5                   3.5
Technology                                  12.1                  13.0                  13.0
Utilities                                    9.2                  10.3                  10.3
Other                                        5.7                   5.6                   5.7
-----------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets invested in a portfolio's ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they depend more on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
June 30, 1998 (unaudited)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

           At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
INSTITUTIONAL INDEX FUND                      SHARES            (000)
------------------------------------------------------------------------
COMMON STOCKS (99.2%)(1)
------------------------------------------------------------------------
   General Electric Co.                    8,332,588        $ 758,265
-  Microsoft Corp.                         6,295,850          682,313
   The Coca-Cola Co.                       6,315,539          539,979
   Exxon Corp.                             6,257,812          446,260
   Merck & Co., Inc.                       3,056,921          408,863
   Pfizer, Inc.                            3,339,193          362,929
   Wal-Mart Stores, Inc.                   5,743,996          348,948
   Intel Corp.                             4,337,646          321,528
   Procter & Gamble Co.                    3,429,718          312,319
   Royal Dutch Petroleum Co. ADR           5,484,250          300,605
   Bristol-Myers Squibb Co.                2,545,571          292,582
   Lucent Technologies, Inc.               3,355,540          279,139
   International Business
     Machines Corp.                        2,411,514          276,872
   American International
     Group, Inc.                           1,789,308          261,239
   Johnson & Johnson                       3,439,023          253,628
   Philip Morris Cos., Inc.                6,213,325          244,650
-  Cisco Systems, Inc.                     2,616,399          240,872
   AT&T Corp.                              4,153,892          237,291
   E.I. du Pont de Nemours & Co.           2,886,275          215,388
   SBC Communications Inc.                 4,694,520          187,781
   NationsBank Corp.                       2,445,418          187,074
   Eli Lilly & Co.                         2,827,212          186,773
   The Walt Disney Co.                     1,740,394          182,850
   Ford Motor Co.                          3,096,736          182,707
   Bell Atlantic Corp.                     3,963,148          180,819
   Travelers Group Inc.                    2,936,006          177,995
   American Home Products Corp.            3,351,064          173,418
   Citicorp                                1,152,707          172,042
   Schering-Plough Corp.                   1,873,007          171,614
   BellSouth Corp.                         2,527,663          169,669
   The Chase Manhattan Corp.               2,178,799          164,499
   Gillette Co.                            2,868,022          162,581
   Abbott Laboratories                     3,940,713          161,077
   Fannie Mae                              2,647,148          160,814
   Hewlett-Packard Co.                     2,644,424          158,335
   PepsiCo, Inc.                           3,806,513          156,781
   Home Depot, Inc.                        1,875,852          155,813
   Mobil Corp.                             1,994,833          152,854
-  Dell Computer Corp.                     1,644,108          152,594
   BankAmerica Corp.                       1,742,954          150,657
   First Union Corp.                       2,508,928          146,145
   Warner-Lambert Co.                      2,092,136          145,142
   Morgan Stanley Dean
     Witter & Co.                          1,531,810          139,969
   Chevron Corp.                           1,669,718          138,691
   GTE Corp.                               2,457,467          136,697
   American Express Co.                    1,177,292          134,211
   Unilever NV                             1,634,277          129,006
   Time Warner, Inc.                       1,508,343          128,869
-  WorldCom, Inc.                          2,634,867          127,626
   Ameritech Corp.                         2,809,493          126,076
   McDonald's Corp.                        1,755,013          121,096
   Compaq Computer Corp.                   4,219,350          119,724
   The Boeing Co.                          2,579,414          114,945
   General Motors Corp.                    1,706,346          114,005
   MCI Communications Corp.                1,849,314          107,491
   Amoco Corp.                             2,453,456          102,125
   Banc One Corp.                          1,791,747          100,002
   Allstate Corp.                          1,073,322           98,276
   Tyco International Ltd.                 1,490,860           93,924
   Chrysler Corp.                          1,650,387           93,040

------------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
INSTITUTIONAL INDEX FUND                      SHARES            (000)
------------------------------------------------------------------------
   Schlumberger Ltd.                       1,275,309         $ 87,120
   Monsanto Co.                            1,529,058           85,436
-  AirTouch Communications, Inc.           1,459,853           85,310
   Xerox Corp.                               838,014           85,163
   Minnesota Mining &
     Manufacturing Co.                     1,034,272           85,004
   Texaco Inc.                             1,383,480           82,576
   Freddie Mac                             1,735,077           81,657
   U.S. Bancorp                            1,898,495           81,635
   Merrill Lynch & Co., Inc.                 884,694           81,613
   Wells Fargo & Co.                         218,189           80,512
   Motorola, Inc.                          1,528,122           80,322
   Sprint Corp.                            1,100,724           77,601
   Computer Associates
     International, Inc.                   1,396,104           77,571
   Medtronic, Inc.                         1,200,398           76,525
   Northern Telecom Ltd.                   1,330,833           75,525
   Norwest Corp.                           1,934,955           72,319
   MediaOne Group, Inc.                    1,556,833           68,403
   Emerson Electric Co.                    1,131,870           68,337
   Associates First Capital Corp.            885,999           68,111
   Sara Lee Corp.                          1,194,279           66,805
   Colgate-Palmolive Co.                     757,099           66,625
   Kimberly-Clark Corp.                    1,424,446           65,346
   First Chicago NBD Corp.                   734,292           65,077
   AlliedSignal Inc.                       1,445,344           64,137
   Atlantic Richfield Co.                    820,398           64,094
   The Gap, Inc.                           1,005,167           61,943
   Campbell Soup Co.                       1,161,078           61,682
-  Oracle Corp.                            2,488,800           61,131
   Sears, Roebuck & Co.                      999,797           61,050
   Fleet Financial Group, Inc.               726,539           60,666
   Eastman Kodak Co.                         824,975           60,275
   U S West, Inc.                          1,280,486           60,183
   Pharmacia & Upjohn, Inc.                1,298,789           59,907
   National City Corp.                       839,047           59,572
   Anheuser-Busch Cos., Inc.               1,242,375           58,625
   The Bank of New York Co., Inc.            961,090           58,326
   CBS Corp.                               1,833,881           58,226
   Texas Instruments, Inc.                   998,443           58,222
-  EMC Corp.                               1,272,339           57,017
   Automatic Data Processing, Inc.           770,493           56,150
   Dow Chemical Co.                          575,606           55,654
   Duke Energy Corp.                         921,451           54,596
   United Technologies Corp.                 586,851           54,284
   Dayton Hudson Corp.                     1,117,583           54,203
   J.P. Morgan & Co., Inc.                   455,550           53,356
   Lockheed Martin Corp.                     499,182           52,851
   H.J. Heinz Co.                            935,002           52,477
   Walgreen Co.                            1,269,846           52,461
   Gannett Co., Inc.                         726,105           51,599
-  Viacom Inc. Class B                       871,151           50,745
-  Tele-Communications, Inc.
     Class A                               1,296,735           49,843
   General Re Corp.                          195,677           49,604
   Caterpillar, Inc.                         937,346           49,562
   Southern Co.                            1,779,406           49,267
   Columbia/HCA Healthcare Corp.           1,645,334           47,920
   J.C. Penney Co., Inc.                     640,759           46,335
   Mellon Bank Corp.                         665,282           46,320
   American General Corp.                    648,631           46,174
-  Cendant Corp.                           2,179,667           45,501
   Enron Corp.                               839,767           45,400
   Wachovia Corp.                            526,254           44,468
   SunTrust Banks, Inc.                      539,724           43,886
   Washington Mutual, Inc.                   988,234           42,926
   Bestfoods                                 737,291           42,809
   Waste Management Inc.                   1,218,141           42,635
   Illinois Tool Works, Inc.                 638,938           42,609
-  Amgen, Inc.                               649,542           42,464
   MBNA Corp.                              1,281,310           42,283
-  Sun Microsystems, Inc.                    967,061           42,007
   BankBoston Corp.                          749,079           41,668
   PNC Bank Corp.                            769,072           41,386
   Raytheon Co. Class B                      695,428           41,117
   Household International, Inc.             822,072           40,898
   KeyCorp                                 1,123,438           40,022
   Marsh & McLennan Cos., Inc.               656,797           39,695
   Burlington Northern
     Santa Fe Corp.                          402,608           39,531
   Kellogg Co.                             1,046,183           39,297
   Fifth Third Bancorp                       618,439           38,962
   ConAgra, Inc.                           1,226,305           38,859
-  AMR Corp.                                 466,226           38,813
   May Department Stores Co.                 590,256           38,662
   Baxter International, Inc.                717,500           38,610
   HBO & Co.                               1,093,440           38,544
   CVS Corp.                                 981,327           38,210
   CIGNA Corp.                               550,636           37,994
   First Data Corp.                        1,139,803           37,970
   Williams Cos., Inc.                     1,082,408           36,531
   Lowe's Cos., Inc.                         894,287           36,275
   The Seagram Co. Ltd.                      885,347           36,244
   NIKE, Inc. Class B                        735,596           35,814
-  Boston Scientific Corp.                   497,009           35,598
   Franklin Resources Corp.                  648,507           35,019
-  Costco Cos., Inc.                         552,187           34,822
   The Hartford Financial Services
     Group Inc.                              302,158           34,559
   The Chubb Corp.                           429,747           34,541
-  Clear Channel
     Communications, Inc.                    316,427           34,530
   Pitney Bowes, Inc.                        699,463           33,662
   International Paper Co.                   780,118           33,545
   Deere & Co.                               633,317           33,487
-  Tellabs, Inc.                             465,177           33,318
   Albertson's, Inc.                         627,565           32,516
   Phillips Petroleum Co.                    667,486           32,164
   Mattel, Inc.                              748,468           31,670
   Ralston-Ralston Purina Group              269,960           31,535
   PPG Industries, Inc.                      452,848           31,501
   United Healthcare Corp.                   493,596           31,343
   PG&E Corp.                                975,360           30,785
   Aon Corp.                                 431,709           30,328
   Textron, Inc.                             417,703           29,944
   Halliburton Co.                           671,419           29,920
   Texas Utilities Co.                       713,593           29,703
   Comcast Corp. Class A Special             726,139           29,477
   FPL Group, Inc.                           465,571           29,331
   Wrigley, (Wm.) Jr. Co.                    296,675           29,074

------------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                              SHARES            (000)
------------------------------------------------------------------------
   Bankers Trust Corp.                       250,142         $ 29,032
   Norfolk Southern Corp.                    971,572           28,965
-  Federated Department
     Stores, Inc.                            537,660           28,933
   State Street Corp.                        413,767           28,757
   SunAmerica Inc.                           498,830           28,652
   Aluminum Co. of America                   430,621           28,394
   Aetna Inc.                                371,975           28,317
   Archer-Daniels-Midland Co.              1,460,444           28,296
-  The Kroger Co.                            656,829           28,162
   Service Corp. International               650,033           27,870
-  3Com Corp.                                907,916           27,862
   Union Pacific Corp.                       631,301           27,856
   Consolidated Edison Inc.                  601,191           27,692
   General Mills, Inc.                       403,975           27,622
-  Applied Materials, Inc.                   935,068           27,585
   Guidant Corp.                             385,480           27,490
   Edison International                      926,077           27,377
-  HEALTHSOUTH Corp.                       1,014,465           27,074
   Honeywell, Inc.                           322,001           26,907
   Cardinal Health, Inc.                     282,775           26,510
   Comerica, Inc.                            399,800           26,487
   Masco Corp.                               435,380           26,340
   Cognizant Corp.                           417,861           26,325
   Avon Products, Inc.                       338,095           26,202
   Progressive Corp. of Ohio                 185,069           26,095
   The Goodyear Tire & Rubber Co.            403,345           25,991
   Loews Corp.                               293,551           25,576
   CSX Corp.                                 561,587           25,552
   Computer Sciences Corp.                   399,009           25,536
   The Clorox Co.                            266,475           25,415
   USX-Marathon Group                        738,322           25,334
   Hershey Foods Corp.                       365,414           25,214
   Fort James Corp.                          564,558           25,123
   Occidental Petroleum Corp.                930,062           25,112
   Pioneer Hi-Bred
     International, Inc.                     606,029           25,074
   St. Paul Cos., Inc.                       594,829           25,020
   Delta Air Lines, Inc.                     192,799           24,919
   Rite Aid Corp.                            658,853           24,748
-  Tenet Healthcare Corp.                    789,736           24,679
   Becton, Dickinson & Co.                   315,500           24,491
   BB&T Corp.                                360,489           24,378
   ALLTEL Corp.                              523,723           24,353
-  Ascend Communications, Inc.               487,901           24,181
   Rockwell International Corp.              502,405           24,147
   Air Products & Chemicals, Inc.            601,118           24,045
-  Kmart Corp.                             1,247,026           24,005
   Weyerhaeuser Co.                          510,257           23,568
-  FDX Corporation                           375,562           23,567
   Lincoln National Corp.                    256,857           23,470
   Lehman Brothers Holdings, Inc.            299,774           23,251
   Houston Industries, Inc.                  743,887           22,967
   Conseco Inc.                              477,218           22,310
   Charles Schwab Corp.                      684,397           22,243
   American Electric Power
     Co., Inc.                               488,636           22,172
   Sysco Corp.                               861,802           22,084
   Unocal Corp.                              617,140           22,063
   Northern Trust Corp.                      284,751           21,712
   Omnicom Group Inc.                        434,558           21,674
   Summit Bancorp.                           453,201           21,527
   Beneficial Corp.                          140,176           21,473
   Tribune Co.                               311,733           21,451
   Interpublic Group of Cos., Inc.           349,348           21,201
   Marriott International, Inc.
     Class A                                 653,285           21,150
   The McGraw-Hill Cos., Inc.                254,683           20,773
   Corning, Inc.                             594,886           20,672
-  US Airways Group, Inc.                    258,434           20,481
   Public Service Enterprise
     Group, Inc.                             593,576           20,441
   Dominion Resources, Inc.                  498,888           20,330
   Newell Co.                                406,757           20,262
-  Gateway 2000, Inc.                        396,515           20,073
   H.F. Ahmanson & Co.                       280,161           19,891
   Dresser Industries, Inc.                  448,363           19,756
   UNUM Corp.                                355,152           19,711
   TJX Cos., Inc.                            815,339           19,670
   Dover Corp.                               569,093           19,491
   The Quaker Oats Co.                       354,358           19,468
   Winn-Dixie Stores, Inc.                   379,999           19,451
   New York Times Co. Class A                245,222           19,434
   Burlington Resources, Inc.                450,752           19,411
   Unicom Corp.                              553,325           19,401
   AMP, Inc.                                 560,147           19,255
   Providian Financial Corp.                 243,630           19,140
   The Limited, Inc.                         576,035           19,081
   Coastal Corp.                             271,423           18,949
   Praxair, Inc.                             403,520           18,890
-  Parametric Technology Corp.               692,949           18,796
   MBIA, Inc.                                250,116           18,727
   Ingersoll-Rand Co.                        423,725           18,670
   Transamerica Corp.                        160,388           18,465
   Barrick Gold Corp.                        952,597           18,278
-  Bay Networks, Inc.                        565,833           18,248
-  Unisys Corp.                              642,437           18,149
   FirstEnergy Corp.                         589,316           18,121
   Entergy Corp.                             628,093           18,058
   Hilton Hotels Corp.                       630,082           17,957
   Union Carbide Corp.                       336,088           17,939
   Northrop Grumman Corp.                    172,283           17,767
-  Owens-Illinois, Inc.                      394,140           17,638
   Mercantile Bancorp, Inc.                  349,910           17,627
   Republic New York Corp.                   275,776           17,357
-  NEXTEL Communications, Inc.               692,974           17,238
   TRW, Inc.                                 314,631           17,187
   PacifiCorp                                757,872           17,147
   Cooper Industries, Inc.                   309,619           17,010
-  Sempra Energy                             610,088           16,930
   American Stores Co.                       697,971           16,882
   Fortune Brands, Inc.                      439,128           16,879
   Southwest Airlines Co.                    568,547           16,843
-  Toys R Us, Inc.                           713,461           16,811
   Carolina Power & Light Co.                383,869           16,650
   MGIC Investment Corp.                     291,518           16,635
   PECO Energy Corp.                         568,680           16,598
   R.R. Donnelley & Sons Co.                 362,727           16,595
   Tenneco, Inc.                             435,196           16,565
   SAFECO Corp.                              363,346           16,510

------------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
INSTITUTIONAL INDEX FUND                      SHARES            (000)
------------------------------------------------------------------------
   Huntington Bancshares Inc.                492,788         $ 16,508
   Torchmark Corp.                           357,905           16,374
   Browning-Ferris Industries, Inc.          470,841           16,362
   Cincinnati Financial Corp.                424,118           16,276
   Rohm & Haas Co.                           156,318           16,247
   VF Corp.                                  312,036           16,070
   Alcan Aluminium Ltd.                      580,185           16,028
   Avery Dennison Corp.                      296,573           15,941
   Synovus Financial Corp.                   670,369           15,921
   Genuine Parts Co.                         456,723           15,785
   The Dun & Bradstreet Corp.                435,677           15,739
   Jefferson-Pilot Corp.                     271,645           15,738
   Golden West Financial Corp.               145,116           15,428
   Crown Cork & Seal Co., Inc.               318,159           15,112
   Bear Stearns Co., Inc.                    265,000           15,072
   Nordstrom, Inc.                           194,697           15,040
   DTE Energy Co.                            370,889           14,975
   General Dynamics Corp.                    321,806           14,964
   Baker Hughes, Inc.                        432,740           14,957
   Black & Decker Corp.                      243,773           14,870
-  Seagate Technology                        620,012           14,764
   Sherwin-Williams Co.                      442,317           14,652
   Green Tree Financial Corp.                342,224           14,651
   Central & South West Corp.                542,372           14,576
   Consolidated Natural Gas Co.              243,943           14,362
   Dana Corp.                                268,347           14,357
   The Times Mirror Co. Class A              226,152           14,219
   Eaton Corp.                               182,573           14,195
   Cinergy Corp.                             403,566           14,125
   Countrywide Credit
     Industries, Inc.                        277,807           14,099
   Ameren Corp.                              351,132           13,958
   Georgia Pacific Group                     236,544           13,941
-  Thermo Electron Corp.                     406,495           13,897
   Frontier Corp.                            438,569           13,815
   SLM Holding Corp.                         280,100           13,725
   Tandy Corp.                               258,570           13,720
   Equifax, Inc.                             377,600           13,712
-  Micron Technology, Inc.                   541,495           13,436
   Hasbro, Inc.                              340,773           13,397
   Dow Jones & Co., Inc.                     238,153           13,277
   Whirlpool Corp.                           192,030           13,202
-  Humana, Inc.                              422,670           13,182
   Amerada Hess Corp.                        234,385           12,730
   Rubbermaid, Inc.                          383,432           12,725
   UST, Inc.                                 470,910           12,715
   Eastman Chemical Co.                      200,652           12,490
   W.W. Grainger, Inc.                       249,558           12,431
-  AutoZone Inc.                             388,637           12,412
   Johnson Controls, Inc.                    215,315           12,313
-  Tricon Global Restaurants, Inc.           388,369           12,306
   GPU, Inc.                                 324,533           12,271
   Champion International Corp.              245,901           12,095
   Maytag Corp.                              242,738           11,985
   International Flavors &
     Fragrances, Inc.                        275,099           11,950
   Circuit City Stores, Inc.                 252,804           11,850
-  Western Atlas, Inc.                       139,497           11,840
   Columbia Energy Group                     212,457           11,818
   Baltimore Gas & Electric Co.              377,876           11,738
-  Novell, Inc.                              903,336           11,518
   Allegheny Teledyne Inc.                   499,369           11,423
   Dillard's Inc.                            275,165           11,402
   ITT Industries, Inc.                      303,153           11,330
   H & R Block, Inc.                         268,595           11,315
   Brown-Forman Corp. Class B                175,908           11,302
   Union Pacific Resources
     Group, Inc.                             640,999           11,258
   Knight Ridder                             200,663           11,049
   Northern States Power Co.                 381,112           10,909
-  Ceridian Corp.                            185,664           10,908
   Sonat, Inc.                               280,411           10,831
   Parker Hannifin Corp.                     283,468           10,807
   Harcourt General, Inc.                    180,332           10,730
   Fluor Corp.                               209,552           10,687
   PACCAR, Inc.                              200,278           10,465
   Nucor Corp.                               224,136           10,310
   Reynolds Metals Co.                       183,800           10,281
   Anadarko Petroleum Corp.                  152,607           10,253
   General Instrument Corp.                  376,998           10,250
   Laidlaw, Inc.                             838,002           10,213
   Ecolab, Inc.                              329,022           10,200
-  Consolidated Stores, Inc.                 275,656            9,993
   Hercules, Inc.                            242,295            9,964
   Ashland, Inc.                             191,947            9,909
   Raytheon Co. Class A                      170,789            9,842
-  Apple Computer, Inc.                      341,796            9,805
-  Mirage Resorts, Inc.                      457,416            9,749
   PP&L Resources Inc.                       422,915            9,595
   Biomet, Inc.                              287,693            9,512
   American Greetings Corp.
     Class A                                 186,294            9,489
   The Stanley Works                         227,727            9,465
   Newmont Mining Corp.                      400,445            9,460
-  ALZA Corp.                                218,471            9,449
   Sun Co., Inc.                             240,736            9,344
   Case Corp.                                191,489            9,239
-  DSC Communications Corp.                  304,235            9,127
   Harris Corp.                              203,688            9,102
   Willamette Industries, Inc.               283,969            9,087
   The BFGoodrich Co.                        182,992            9,081
   Sigma-Aldrich Corp.                       258,184            9,069
   Liz Claiborne, Inc.                       170,790            8,924
   Union Camp Corp.                          177,701            8,818
   U.S. Surgical Corp.                       193,033            8,807
   Comcast Corp. Class A                     218,396            8,681
   Phelps Dodge Corp.                        149,851            8,570
   The Mead Corp.                            267,760            8,501
-  LSI Logic Corp.                           361,640            8,340
   Morton International, Inc.                332,241            8,306
   Wendy's International, Inc.               337,858            7,940
   Echlin, Inc.                              161,463            7,922
-  St. Jude Medical, Inc.                    214,121            7,882
   Temple-Inland Inc.                        144,499            7,785
   Apache Corp.                              245,861            7,745
-  Sealed Air Corp.                          210,290            7,728
-  Allergan, Inc.                            166,359            7,715
   Perkin-Elmer Corp.                        123,573            7,685
   Engelhard Corp.                           369,283            7,478
   Deluxe Corp.                              207,468            7,430

------------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                              SHARES            (000)
------------------------------------------------------------------------
   Placer Dome, Inc.                         630,915          $ 7,413
   Westvaco Corp.                            260,539            7,360
   Mercantile Stores Co., Inc.                93,228            7,359
   USX-U.S. Steel Group                      220,182            7,266
   Adobe Systems, Inc.                       170,134            7,220
-  Niagara Mohawk Power Corp.                481,065            7,186
   Bausch & Lomb, Inc.                       140,904            7,063
   Kerr-McGee Corp.                          121,867            7,053
   Armstrong World Industries Inc.           103,538            6,976
   Thomas & Betts Corp.                      140,533            6,921
   SuperValu Inc.                            153,012            6,790
   Giant Food, Inc. Class A                  153,756            6,621
-  Venator Group, Inc.                       343,666            6,573
   Pall Corp.                                317,847            6,516
   Raychem Corp.                             216,700            6,406
   Meredith Corp.                            134,928            6,333
   Brunswick Corp.                           254,944            6,310
   Manor Care Inc.                           162,666            6,252
-  Fruit of the Loom, Inc.                   186,686            6,196
-  Advanced Micro Devices, Inc.              362,190            6,180
   Pennzoil Co.                              121,389            6,145
-  FMC Corp.                                  88,657            6,045
   Great Lakes Chemical Corp.                153,125            6,039
-  KLA-Tencor Corp.                          216,439            5,993
   Ryder System, Inc.                        189,757            5,989
-  Harrah's Entertainment, Inc.              257,142            5,979
-  Oryx Energy Co.                           270,109            5,976
   Nalco Chemical Co.                        169,864            5,967
   Freeport-McMoRan Copper &
     Gold Inc. Class B                       390,127            5,925
   Inco Ltd.                                 427,459            5,824
-  Silicon Graphics, Inc.                    478,569            5,803
   Darden Restaurants Inc.                   364,433            5,785
   Centex Corp.                              151,811            5,731
   Crane Co.                                 116,855            5,675
   Capital One Financial Corp.                45,600            5,663
   Homestake Mining Co.                      543,196            5,636
   Snap-On Inc.                              155,142            5,624
-  360 Communications Co.                    175,500            5,616
   National Service Industries, Inc.         109,864            5,589
   Owens Corning                             136,405            5,567
   C.R. Bard, Inc.                           145,522            5,539
   Bemis Co., Inc.                           135,327            5,531
   Mallinckrodt, Inc.                        186,109            5,525
-  National Semiconductor Corp.              418,775            5,522
-  Cabletron Systems, Inc.                   404,424            5,434
   McDermott International, Inc.             154,716            5,328
   Louisiana-Pacific Corp.                   279,749            5,105
   Scientific-Atlanta, Inc.                  200,644            5,091
-  Navistar International Corp.              176,160            5,087
   Cummins Engine Co., Inc.                   97,661            5,005
   IKON Office Solutions, Inc.               343,142            4,997
   NICOR, Inc.                               123,597            4,959
   The Timken Co.                            160,331            4,940
   Shared Medical Systems Corp.               66,810            4,906
-  King World Productions, Inc.              188,104            4,797
   Boise Cascade Corp.                       143,763            4,708
   Autodesk, Inc.                            120,082            4,638
   Tektronix, Inc.                           128,945            4,561
   Tupperware Corp.                          155,986            4,387
-  Rowan Cos., Inc.                          220,048            4,277
   Alberto-Culver Co. Class B                145,199            4,211
   Aeroquip-Vickers Inc.                      71,940            4,200
   Cooper Tire & Rubber Co.                  201,264            4,151
-  Andrew Corp.                              227,932            4,117
   Polaroid Corp.                            114,380            4,068
-  Bethlehem Steel Corp.                     326,562            4,062
   General Signal Corp.                      111,627            4,018
-  Reebok International Ltd.                 144,188            3,992
-  Stone Container Corp.                     252,135            3,940
   Worthington Industries, Inc.              247,779            3,732
   Fleetwood Enterprises, Inc.                92,362            3,694
   Peoples Energy Corp.                       89,780            3,468
   Battle Mountain Gold Co. Class A          581,891            3,455
   EG&G, Inc.                                114,944            3,448
   Harnischfeger Industries Inc.             121,329            3,435
   Pulte Corp.                               107,683            3,217
   Great Atlantic & Pacific Tea
     Co., Inc.                                97,078            3,210
   W.R. Grace & Co.                          188,018            3,208
   Adolph Coors Co. Class B                   94,092            3,199
   Kaufman & Broad Home Corp.                 98,862            3,139
   ONEOK, Inc.                                78,694            3,138
   Cyprus Amax Minerals Co.                  236,750            3,137
   Potlatch Corp.                             73,506            3,087
   Ball Corp.                                 76,675            3,081
   The Pep Boys
     (Manny, Moe & Jack)                     161,875            3,066
   Millipore Corp.                           110,380            3,008
   Moore Corp. Ltd.                          226,331            2,999
   Helmerich & Payne, Inc.                   127,587            2,839
   Longs Drug Stores, Inc.                    98,037            2,831
   Russell Corp.                              92,979            2,807
   NACCO Industries, Inc. Class A             20,861            2,696
   Cincinnati Milacron, Inc.                 101,364            2,464
   Jostens Inc.                               98,869            2,385
   Springs Industries Inc. Class A            51,192            2,361
   Briggs & Stratton Corp.                    62,850            2,353
   ASARCO, Inc.                              102,903            2,290
   Eastern Enterprises                        51,752            2,219
   Foster Wheeler Corp.                      103,495            2,219
-  Data General Corp.                        123,660            1,847
-  Armco, Inc.                               271,571            1,731
-  Vlasic Foods International, Inc.           56,284            1,133
-  Viacom Inc. Class A                        18,015            1,054
   Freeport-McMoRan Copper &
     Gold, Inc. Class A                       72,417            1,032
   Sealed Air Corp. Pfd.                      10,000              420
-  Charming Shoppes, Inc.                     42,155              200
   Octel Corp.                                10,005              199
-  Fresenius National Medical
     Care Pfd.                               114,209                7
------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $13,544,674)                                      22,920,661
------------------------------------------------------------------------

----------------------------------------------------------------------
                                                FACE           MARKET
                                              AMOUNT           VALUE*
INSTITUTIONAL INDEX FUND                       (000)            (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.9%)
----------------------------------------------------------------------
U.S. TREASURY BILL
(2)  4.97%, 7/23/1998                      $  11,964         $ 11,965
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.76%, 7/1/1998--Note E                     3,372            3,372
   5.67%, 7/1/1998                           183,652          183,652
----------------------------------------------------------------------
   TOTAL TEMPORARY CASH INVESTMENTS
   (COST $198,989)                                            198,989
----------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $13,743,663)                                      23,119,650
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
----------------------------------------------------------------------
Other Assets                                                  729,918
Liabilities--Note E                                          (761,233)
                                                             ---------
                                                              (31,315)
----------------------------------------------------------------------
  NET ASSETS (100%)                                       $23,088,335
======================================================================

 * See Note A in Notes to Financial Statements.

 - Non-Income-Producing Security.

(1)The combined market value of common stocks and index futures contracts represents 100.0% of net assets.
   See Note D in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

----------------------------------------------------------------------
                                                             AMOUNT
                                                              (000)
----------------------------------------------------------------------
AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
Paid in Capital--Note C                                 $13,536,706
Undistributed Net Investment Income                          25,952
Accumulated Net Realized Gains--Note C                      146,953
Unrealized Appreciation--Note D
  Investment Securities                                   9,375,987
  Futures Contracts                                           2,737
----------------------------------------------------------------------
NET ASSETS                                              $23,088,335
======================================================================

  Institutional Shares--
    Net Assets applicable to 181,273,588
    outstanding shares of beneficial interest
    (unlimited authorization)                           $18,964,090
----------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
   INSTITUTIONAL SHARES                                     $104.62
======================================================================
  Institutional Plus Shares--
    Net Assets applicable to 39,421,356
    outstanding shares of beneficial interest
    (unlimited authorization)                            $4,124,245
----------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
   INSTITUTIONAL SHARES                                     $104.62
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL INDEX FUND
                                                              MONTHS ENDED JUNE 30, 1998
                                                                                   (000)
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                               $   157,751
     Interest                                                                      6,826
                                                                            --------------
          Total Income                                                           164,577
                                                                            --------------
EXPENSES
     The Vanguard Group--Note B
          Management and Administrative                                            2,133
          Shareholder Services--Institutional Shares                               3,462
          Shareholder Services--Institutional Plus Shares                            100
                                                                            --------------
          Total Expenses                                                           5,695
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            158,882
------------------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold                                                  733,260
     Futures Contracts                                                            21,002
------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                754,262
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                     2,535,554
     Futures Contracts                                                             2,558
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                               2,538,112
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $3,451,256
==========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

---------------------------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL INDEX FUND
                                                                   --------------------------------------
                                                                      SIX MONTHS                    YEAR
                                                                           ENDED                   ENDED
                                                                   JUN. 30, 1998           DEC. 31, 1997
                                                                           (000)                   (000)
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                          $   158,882             $   272,622
     Realized Net Gain                                                  754,262                 270,779
     Change in Unrealized Appreciation (Depreciation)                 2,538,112               3,767,863
                                                                 ----------------------------------------
          Net Increase in Net Assets Resulting from Operations        3,451,256               4,311,264
DISTRIBUTIONS                                                    ----------------------------------------
     Net Investment Income
          Institutional Shares                                         (108,054)               (244,664)
          Institutional Plus Shares                                     (24,969)                (27,865)
     Realized Capital Gain
          Institutional Shares                                          (36,559)               (122,571)
          Institutional Plus Shares                                      (7,946)                (20,702)
                                                                 ----------------------------------------
               Total Distributions                                     (177,528)               (415,802)
                                                                 ----------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(1)
     Issued                                                           3,267,678               5,668,456
     Issued in Lieu of Cash Distributions                               129,128                 331,598
     Redeemed                                                        (2,437,020)             (5,841,427)
                                                                 ----------------------------------------
          Net Increase--Institutional Shares                            959,786                 158,627
                                                                 ----------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL PLUS SHARES(2)
     Issued                                                           1,020,486               3,404,088
     Issued in Lieu of Cash Distributions                                32,915                  48,567
     Redeemed                                                        (1,034,387)                (97,352)
                                                                 ----------------------------------------
          Net Increase--Institutional Plus Shares                        19,014               3,355,303
---------------------------------------------------------------------------------------------------------
     Total Increase                                                   4,252,528               7,409,392
---------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                             18,835,807              11,426,415
                                                                 ----------------------------------------
     End of Period                                                  $23,088,335             $18,835,807
=========================================================================================================

(1)Shares Issued (Redeemed)--Institutional Shares
     Issued                                                              33,079                  71,347
     Issued in Lieu of Cash Distributions                                 1,263                   3,973
     Redeemed                                                           (24,436)                (69,894)
                                                                  ---------------------------------------
          Net Increase in Shares Outstanding                              9,906                   5,426
=========================================================================================================

(2)Shares Issued (Redeemed)--Institutional Plus Shares
     Issued                                                              10,213                  39,499
     Issued in Lieu of Cash Distributions                                   321                     559
     Redeemed                                                           (10,058)                 (1,113)
                                                                  ---------------------------------------
          Net Increase in Shares Outstanding                                476                  38,945
=========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          INSTITUTIONAL INDEX FUND
                                                                                           YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED        ----------------------------------------------------------
THROUGHOUT EACH PERIOD                            JUNE 30, 1998          1997         1996          1995        1994       1993
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  89.56        $68.86       $57.93        $43.22      $44.20     $41.45
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                 .717         1.391         1.38          1.28        1.23      1.204
     Net Realized and Unrealized Gain (Loss)
          on Investments                                 15.148        21.415        11.90         14.86        (.66)      2.92
                                                       --------------------------------------------------------------------------
          Total from Investment Operations               15.865        22.806        13.28         16.14         .57       4.12
                                                       --------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                 (.600)       (1.391)       (1.36)        (1.27)      (1.21)     (1.19)
     Distributions from Realized Capital Gains            (.205)        (.715)        (.99)         (.16)       (.34)      (.18)
                                                       --------------------------------------------------------------------------
          Total Distributions                             (.805)       (2.106)       (2.35)        (1.43)      (1.55)     (1.37)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $104.62        $89.56       $68.86        $57.93      $43.22     $44.20
=================================================================================================================================

TOTAL RETURN                                             17.74%        33.36%       23.06%        37.60%       1.31%     10.02%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)               $18,964       $15,348      $11,426        $6,674      $3,265     $3,103
     Ratio of Total Expenses to
          Average Net Assets                             0.06%*         0.06%        0.06%         0.06%       0.07%      0.07%
     Ratio of Net Investment Income to
          Average Net Assets                             1.48%*         1.77%        2.18%         2.49%       2.80%      2.72%
     Portfolio Turnover Rate**                             14%*            7%           9%            4%         23%         4%
---------------------------------------------------------------------------------------------------------------------------------

  *Annualized.

 **Portfolio turnover rates excluding in-kind redemptions were 3%, 6%, 9%, 4%, 19%, and 3%, respectively.

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------
                                                                 INSTITUTIONAL INDEX FUND-INSTITUTIONAL PLUS SHARES
                                                                                  SIX MONTHS ENDED       JULY 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                        JUNE 30, 1998    DEC. 31, 1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                      $  89.56           $84.91
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                                    .734             .681
     Net Realized and Unrealized Gain (Loss) on Investments                                 15.146            5.455
                                                                                          --------------------------
          Total from Investment Operations                                                  15.880            6.136
                                                                                          --------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                                    (.615)           (.866)
     Distributions from Realized Capital Gains                                               (.205)           (.620)
                                                                                          --------------------------
          Total Distributions                                                                (.820)          (1.486)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                             $104.62           $89.56
====================================================================================================================

TOTAL RETURN                                                                                17.75%            7.29%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                                   $4,124           $3,488
     Ratio of Total Expenses to Average Net Assets                                        0.025%**         0.025%**
     Ratio of Net Investment Income to Average Net Assets                                  1.52%**          1.72%**
     Portfolio Turnover Rate+                                                                14%**               7%
--------------------------------------------------------------------------------------------------------------------

  *Commencement of operations.

 **Annualized.

  +Portfolio turnover rates excluding in-kind redemptions were 3% and 6%, respectively.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares. Institutional Plus Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $200 million. Institutional Shares are offered to other institutional investors that have a minimum investment of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

           1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

           2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

           3. REPURCHASE AGREEMENTS: The fund, along with members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

           4. FUTURES: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

           Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

           5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

           6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. For the six months ended June 30, 1998, the annualized fees for such services were 0.06% and 0.025%, respectively, of average net assets for the Institutional and Institutional Plus Shares of the fund, of which .04% and .005%, respectively, related to class-specific shareholder services. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. During the six months ended June 30, 1998, the fund purchased $2,420,686,000 of investment securities and sold $1,444,243,000 of investment securities, other than temporary cash investments.

           During the six months ended June 30, 1998, the fund realized $595,890,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

           The Institutional Index Fund used a tax accounting practice to apply $4,986,000 of the price of capital shares redeemed to reduce capital gain distribution requirements for tax purposes for the fiscal year ended December 31, 1997. Capital gains that were so offset have been reclassified from accumulated net realized gains to paid in capital.

D. At June 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $9,375,987,000, consisting of unrealized gains of $9,560,816,000 on securities that had risen in value since their purchase and $184,829,000 in unrealized losses on securities that had fallen in value since their purchase.

           At June 30, 1998, the aggregate settlement value of open futures contracts expiring in September 1998 and the related unrealized appreciation were:

-------------------------------------------------------------------------------------------
                                                                    (000)
                                                   ----------------------------------------
                          NUMBER OF                  AGGREGATE
                            LONG                    SETTLEMENT                 UNREALIZED
FUTURES CONTRACTS         CONTRACTS                    VALUE                  APPRECIATION
-------------------------------------------------------------------------------------------
S&P 500 Index                646                     $184,595                    $2,737
-------------------------------------------------------------------------------------------

E. The market value of securities on loan to brokers/dealers at June 30, 1998, was $3,099,000, for which the fund held cash collateral of $3,372,000. Cash collateral received is invested in repurchase agreements.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
    Portfolio
   Small Capitalization Growth
    Stock Portfolio
   Small Capitalization Stock
    Portfolio
   Small Capitalization Value
    Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
    Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
    Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
    Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio


BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
    Treasury Portfolio
   Long-Term U.S. Treasury
    Portfolio
   Short-Term U.S. Treasury
    Portfolio
Bond Index Fund
   Intermediate-Term Bond
    Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
    Portfolio
   Intermediate-Term U.S.
    Treasury Portfolio
   Long-Term Corporate
    Portfolio
   Long-Term U.S. Treasury
    Portfolio
   Short-Term Corporate
    Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
    Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
    Portfolio
LifeStrategy Portfolios
   Conservative Growth
    Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q942-6/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.


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